UNIVERSAL ANNUITY

ANNUAL REPORTS

DECEMBER 31, 1999

                                    THE TRAVELERS TIMED GROWTH AND INCOME
                                    STOCK ACCOUNT FOR VARIABLE ANNUITIES

                                    THE TRAVELERS TIMED SHORT-TERM
                                    BOND ACCOUNT FOR VARIABLE ANNUITIES

                                    THE TRAVELERS TIMED AGGRESSIVE
                                    STOCK ACCOUNT FOR VARIABLE ANNUITIES




[ARTWORK]

[TRAVELERS/LIFE & ANNUITY LOGO]


The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

[TIMCO LOGO]

The Travelers Investment Management Company ("TIMCO") provides equity management and advisory services for the following Travelers Variable Products Separate Accounts contained in this report: The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities. The Travelers Investment Management Company ("TIMCO") provides equity management and advisory services for the following Travelers Variable Products Separate Accounts contained in this report: The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities.

[TRAVELERS/LIFE & ANNUITY LOGO]

THE TRAVELERS VARIABLE PRODUCT SEPARATE ACCOUNTS
INVESTMENT ADVISORY COMMENTARY AS OF DECEMBER 31, 1999

MARKET AND ECONOMIC OVERVIEW

The year began on a volatile note for global financial markets as a potential new threat emerged in Latin America. The devaluation of Brazil's currency, the Real, affected many U.S. corporations and investors with exposure to the Latin American markets and negatively impacted the performance of the U.S. stock market.

Concerns regarding the future direction of interest rates were prevalent throughout 1999. Despite low inflation, the Federal Reserve Board ("Fed") opted to raise interest rates three times during the year, effectively "taking back" the interest-rate cuts imposed following the global economic crisis in 1998. The Fed's change in monetary policy did not significantly deter the remarkable growth of the U.S. economy. In fact, throughout the year, the U.S. Gross Domestic Product ("GDP"), which represents the total output of goods and services, continued to exceed expectations.

Despite the rise in interest rates, the U.S. stock market continued its stellar performance. Evidence of stronger-than-expected economic growth prompted hopes of a meaningful earnings recovery and at the same time, triggered concerns regarding future rate hikes. These factors led to a rally in small cap and value stocks. (Value stocks are securities of companies that are believed to be undervalued in the market.) However, the trend of investing in small cap and value stocks soon changed, as many investors took the view that a proactive monetary policy by the Fed would preempt inflationary pressures.

Nevertheless, the small cap sector, as measured by the Russell 2000 Index,* which returned 21.26% for the year, outperformed the large cap sector, as measured by the Standard & Poor's 500 Index** ("S&P 500") which returned 21.03%.

As a result of investors' focus on the direction of interest rates, the stock and bond markets were characterized by higher levels of volatility. Investors became increasingly concerned, especially toward the end of the year, about not only the direction of interest rates but also about future earnings growth and the high market valuations of many stocks. In addition, the strength of the overseas markets attracted U.S. capital, which had a somewhat negative impact on the performance of the U.S. stock market through the third quarter of 1999.

By the end of the year however, the U.S. stock market rose sharply largely due to the incredible performance of the technology sector. Y2K concerns decreased, with the market's assessment of the risks associated with potential Year 2000 glitches proving to be correct.

The bond markets did not react positively to the actions of the Fed in 1999 and experienced their worst year since 1994. The overall bond market recorded losses in 1999 in response to the Fed's interest rate increases and concerns regarding inflation. Bond market losses increased with the length of maturities. The yield on the bellwether 30-year government bond increased 1.39 percentage points in 1999 to 6.48%. At the end of 1998, the 30-year Treasury Bond yielded 5.09%.

In our view, the strength of the U.S. economy should continue, prompting the Fed to raise interest rates in 2000.+ In addition, overseas economies, many of which are in the early stages of recovery, should continue to expand. This global economic recovery should benefit the manufacturing sector of the U.S. market in 2000.

We predict that earnings should continue double-digit growth through the first quarter of 2000. It is our belief that the recent performance of technology and telecommunications stocks is not sustainable. However, we are confident that most stocks are appropriately valued. Over the longer term, we think that the fundamentals for both stocks and bonds remains favorable.

*The Russell 2000 measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

**The S&P 500 Index is market capitalization-weighted measure of 500 widely held common stocks.

+On February 2, 2000, after this letter was written, the Federal Reserve Board raised interest rates 0.25% to 5.25%.

DAVID A. TYSON, CFA, PRESIDENT & CHIEF INVESTMENT OFFICER, TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

SANDIP A. BHAGAT, CFA, PRESIDENT & CHIEF INVESTMENT OFFICER, THE TRAVELERS INVESTMENT MANAGEMENT COMPANY

                                TABLE OF CONTENTS

                                                                            PAGE

--------------------------------------------------------------------------------

THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES........................................................ 4

THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES............18

THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES...........27

                                  THE TRAVELERS
                             TIMED GROWTH AND INCOME
                                  STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

The Travelers Timed Growth and Income Stock Account for Variable Annuities ("Account TGIS") is managed by the Travelers Investment Management Company ("TIMCO"). TIMCO manages Account TGIS to provide diversified exposure to the large-company segment of the U.S. equity market, while maintaining a highly marketable portfolio of common stocks and related financial instruments in order to accommodate cash flows associated with market-timing moves. Stock selection is based on a quantitative screening process favoring companies that achieve earnings growth above consensus expectations and offer attractive relative value. In order to achieve consistent relative performance, we manage Account TGIS to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised primarily of large-company stocks.

For the twelve months ending December 31, 1999, Account TGIS achieved a net return of 20.7% well ahead of the 13.1% average return for variable annuity stock accounts in the Lipper Growth & Income Category. A discussion of portfolio performance in 1999 is presented next with a closer look at the third and fourth quarters.

The Technology sector was red-hot in 1999 and growth stocks handily outperformed value stocks. Our stock selection was most favorable in the Technology, Consumer Discretionary and Utilities sectors for most of the year and slightly adverse in the other sectors.

During the third quarter, stock selection was favorable in every sector except Producer Durables and Materials and Processing. The Technology and Consumer Discretionary sectors provided the best stock selection.

In the Technology sector, our emphasis on good earnings prospects at reasonable valuations lead to an overweight position in Sun Microsystems, Inc., which gained from a steady stream of upward estimate revisions. The quarter also saw strong rallies in Oracle Corp. and QUALCOMM, Inc., which benefited the portfolio.

In the Consumer Discretionary sector, performance was aided by underweights in Avon, Gillette Co. and Sears. Avon and Gillette Co. frustrated investors with lower than expected revenue growth. As a result, Avon was down 55.2% and Gillette lost 17.2% for the quarter. Sears announced in early September that it would not meet third quarter earnings and suffered a 29.6% decline for the quarter.

During the fourth quarter, stock selection was favorable in most sectors and particularly positive in the Technology, Utilities and Consumer Discretionary sectors.

In the Technology sector, most of our stock picks performed well. Our positions in Sun Microsystems, Inc. and Oracle Corp. as a result of upward earnings revisions paid off as investors rewarded those stocks with higher price-to-earnings multiple. Semiconductor equipment stocks such as Applied Materials, Inc. and Teradyne, Inc., surged in expectation of a revival in the capital spending cycle. We benefited from adding QUALCOMM, Inc. and Yahoo, Inc., to our portfolios in advance of their inclusion in the S&P 500 index. Our pure play on the Internet, America Online, Inc., enjoyed another strong quarter and, finally, we avoided two of the bigger disappointments in the sector, Xerox and Unisys.

In the Utilities sector, our emphasis on faster growing telecommunications companies at the expense of electric utilities and gas distribution companies continued to help performance. Our big winners here included Nextel Communications, Inc. and Sprint Corp.-PCS Group. We also benefited from our position in AES Corp., a global leader in electric power generation, which moved up in price as it completed a successful Y2K rollover.

In the Consumer Discretionary sector, a number of our positions in the Media and Broadcasting groups performed well. New York Times Co. and Gannett Company, Inc., outperformed the Newspaper group while AMFM, Inc., and Times Mirror Co. enjoyed the benefits of a strong U.S. economy. Kimberly Clark Corp. outperformed the Household Products group while Cendant Corp., a consumer services company, rose sharply on the heels of a $400 million investment by Liberty Media. Sears, J.C. Penney and Tandy, which we did not own, continued to go down and, therefore, contributed to relative performance.

Strong earnings growth in the third and fourth quarters suggests that the earnings recovery of 1999 is well underway. However, the constant presence of the Federal Reserve Board and the current love affair with Technology stocks may prevent a broad-based market rally from materializing in the near future. In our disciplined approach to stock selection, we continue to screen our research universe of over 1,000 large cap securities for companies that offer improving earnings fundamentals at discounted stock valuations.

PORTFOLIO MANAGER:  SANDIP A. BHAGAT, CFA


[TIMCO LOGO]

               THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999


ASSETS:

Investment securities, at market value (cost $123,792,165) ....       $140,405,268
Cash ..........................................................                552
Receivables:
  Dividends ...................................................             85,667
  Investment securities sold ..................................              4,531
  Purchase payments and transfers from other Travelers accounts             35,566
  Variation on futures margin .................................            114,750
Other assets ..................................................              2,607
                                                                    --------------

Total Assets ..................................................        140,648,941
                                                                    --------------

LIABILITIES:
Payables:
  Investment securities purchased .............................            167,568
  Contract surrenders and transfers to other Travelers accounts             66,069
  Investment management and advisory fees .....................             11,106
  Market timing fees ..........................................             42,940
  Insurance charges ...........................................             42,939
Accrued liabilities ...........................................              4,197
                                                                    --------------

Total Liabilities .............................................            334,819
                                                                    --------------


NET ASSETS:

(Applicable to 26,009,839 units outstanding at $5.394 per unit)       $140,314,122
                                                                    ==============

                        See Notes to Financial Statements

               THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999


INVESTMENT INCOME:

Dividends .................................................       $   1,324,972
Interest ..................................................             676,351
                                                                  -------------
Total Income ..............................................                          $   2,001,323


EXPENSES:

Market timing fees ........................................           1,539,811
Investment management and advisory fees ...................             398,256
Insurance charges .........................................           1,539,811
                                                                  -------------

Total expenses ............................................                              3,477,878
                                                                                     -------------

Net investment loss .......................................                             (1,476,555)
                                                                                     -------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED GAIN (LOSS)
ON INVESTMENT SECURITIES:
Realized gain (loss) from investment security transactions:
Proceeds from investment securities sold ..................         110,093,392
Cost of investment securities sold ........................          87,803,879
                                                                  -------------

Net realized gain (loss) ..................................                             22,289,513


Change in unrealized gain (loss) on investment securities:

Unrealized gain at December 31, 1998 ......................          17,656,288
Unrealized gain at December 31, 1999 ......................          16,613,103
                                                                  -------------

Net change in unrealized gain (loss) for the year .........                             (1,043,185)
                                                                                     -------------

Net realized gain and change in unrealized gain (loss) ....                             21,246,328
                                                                                     -------------

Net increase in net assets resulting from operations ......                          $  19,769,773
                                                                                     =============



                        See Notes to Financial Statements

               THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998



                                                                                      1999               1998
                                                                               -------------        -------------
OPERATIONS:
Net investment loss ....................................................       $  (1,476,555)       $  (1,658,997)
Net realized gain (loss) from investment security transactions .........          22,289,513           60,348,770
Net change in unrealized gain (loss) on investment securities ..........          (1,043,185)         (31,625,672)
                                                                               -------------        -------------

Net increase in net assets resulting from operations ...................          19,769,773           27,064,101
                                                                               -------------        -------------

UNIT TRANSACTIONS:
Participant purchase payments
  (applicable to 1,021,824 and 1,393,179 units, respectively) ............         4,927,907            5,425,118
Participant transfers from other Travelers accounts
  (applicable to 981,870 and 1,384,558 units, respectively) ..............         4,757,800            5,367,961
Market timing transfers from other Travelers timed accounts
  (applicable to 18,884,484 and 10,452,244 units, respectively) ..........        94,008,240           44,617,650
Administrative charges
  (applicable to 25,451 and 31,443 units, respectively) ..................          (128,020)            (133,088)
Contract surrenders
  (applicable to 2,395,305 and 3,370,312 units, respectively) ............       (11,528,046)         (13,144,096)
Participant transfers to other Travelers accounts
  (applicable to 1,441,585 and 2,139,672 units, respectively) ............        (7,014,338)          (8,225,358)
Market timing transfers to other Travelers timed accounts
  (applicable to 16,174,913 and 42,726,533 units, respectively) ..........       (76,871,942)        (160,776,295)
Other payments to participants
  (applicable to 33,017 and 82,003 units, respectively) ..................          (159,648)            (319,237)
                                                                               -------------        -------------

Net increase (decrease) in net assets resulting from unit transactions..           7,991,953         (127,187,345)
                                                                               -------------        -------------

Net increase (decrease) in net assets...................................          27,761,726         (100,123,244)

NET ASSETS:
Beginning of year.......................................................         112,552,396          212,675,640
                                                                               -------------        -------------

End of year ............................................................       $ 140,314,122        $ 112,552,396
                                                                               =============        =============



                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

The Travelers Timed Growth and Income Stock Account for Variable Annuities ("Account TGIS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TGIS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TGIS have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timer.

The following is a summary of significant accounting policies consistently followed by Account TGIS in the preparation of its financial statements.

SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of the New York Stock Exchange on the last business day of the year; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

FUTURES CONTRACTS. Account TGIS may use stock index futures contracts, and may also use interest rate futures contracts, as a substitute for the purchase or sale of individual securities. When Account TGIS enters into a futures contract, it agrees to buy or sell a specified index of stocks or debt securities at a future time for a fixed price, unless the contract is closed prior to expiration. Account TGIS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

It is Account TGIS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

Futures contracts purchased by Account TGIS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account TGIS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes or debt securities associated with the futures contract.

OPTIONS. Account TGIS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account TGIS may sell the options before expiration. Options held by Account TGIS are listed on either national securities exchanges or on over-the-counter markets and are short-term contracts with a duration of less than nine months. The market value of the options will be based on the 4:00 p.m. Eastern Standard Time price of the New York Stock Exchange, or in the absence of such price, the latest bid quotation.

REPURCHASE AGREEMENTS. When Account TGIS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TGIS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TGIS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TGIS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TGIS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

FEDERAL INCOME TAXES. The operations of Account TGIS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under the existing federal income tax law no taxes are payable on the investment income and capital gains of Account TGIS. Account TGIS is not taxed as a "regulated investment company" under Subchapter M of the Code.

OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

2.  INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities), were $50,474,136 and $85,832,747, respectively; the cost of purchases and proceeds from sales of direct and indirect U.S. government securities were $16,081,138 and $2,400,000, respectively, for the year ended December 31, 1999. Realized gains and losses from investment security transactions are reported on an identified cost basis.

Account TGIS placed a portion of its security transactions with brokerage firms which are affiliates of The Travelers. The commissions paid to these affiliated firms were $6,389 and $16,676 for the years ended December 31, 1999 and 1998, respectively.

At December 31, 1999, Account TGIS held 135 open S&P 500 Stock Index futures contracts expiring in March, 2000. The underlying face value, or notional value, of these contracts at December 31, 1999 amounted to $50,091,750. In connection with these contracts, short-term investments with a par value of $3,025,000 had been pledged as margin deposits.

Net realized gains resulting from futures contracts were $1,999,495 and $2,707,685 for the years ended December 31, 1999 and 1998, respectively. These gains are included in the net realized gain from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for December 31, 1999 is shown on the Statement of Assets and Liabilities as a receivable for variation on futures margin.

3.  CONTRACT CHARGES

Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account TGIS's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Citigroup Inc.

A market timing fee equivalent on an annual basis to 1.25% of the average net assets of Account TGIS is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to participants in Account TGIS.

Insurance charges are paid for the mortality and expense risks assumed by The Travelers. Each business day, The Travelers deducts a mortality and expense risk charge which is reflected in the calculation of accumulation unit values. This charge equals, on an annual basis, 1.25%. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $55,337 and $57,912 of contingent deferred sales charges for the years ended December 31, 1999 and 1998, respectively.

4.  SUPPLEMENTARY INFORMATION
    (Selected data for a unit outstanding throughout each year.)

                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                                    --------------------------------
                                                                      1999          1998          1997          1996           1995
                                                                   -------       -------       -------       -------        -------
SELECTED PER UNIT DATA:
  Total investment income ....................................... $    .076     $    .064     $    .075     $    .061     $     .083
  Operating expenses ............................................      .136          .110          .090          .069           .057
                                                                  ---------     ---------     ---------     ---------     ----------
  Net investment income (loss) ..................................     (.060)        (.046)        (.015)        (.008)          .026


  Unit value at beginning of year ...............................     4.468         3.526         2.717         2.263          1.695
  Net realized and change in unrealized gains ...................      .986          .988          .824          .462           .542
                                                                  ---------     ---------     ---------     ---------     ----------
  Unit value at end of year ..................................... $   5.394     $   4.468     $   3.526     $   2.717     $    2.263
                                                                  =========     =========     =========     =========     ==========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
  Net increase in unit value .................................... $     .93      $    .94      $    .81      $    .45      $     .57
  Ratio of operating expenses to average net assets* ............     2.82%         2.82%         2.82%         2.82%          2.82%
  Ratio of net investment income (loss) to average net assets*...   (1.25)%       (1.16)%        (.45)%        (.34)%          1.37%
  Number of units outstanding at end of year (thousands) ........    26,010        25,192        60,312        68,111        105,044
  Portfolio turnover rate .......................................       51%           81%           63%           81%            79%





* Annualized




5.  SUBSEQUENT EVENT

On February 1, 2000, $24,624,617 of the net assets of The Travelers Timed Growth and Income Stock Account for Variable Annuities were transferred to The Travelers Timed Short - Term Bond Account for Variable Annuities, as a result of a transfer order made by a market timer on behalf of subscribing participants.

              THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 1999


                                                    NO. OF               MARKET
                                                    SHARES               VALUE
                                               -----------------    -----------------
COMMON STOCKS (63.9%)
  AEROSPACE (0.4%)
   Boeing Co.                                             9,500   $          394,844
   General Dynamics Corp.                                 2,600              137,150
                                                                  -------------------
                                                                             531,994
                                                                  -------------------
  AIRLINES (0.1%)
   AMR Corp. (A)                                            860               57,620
   Delta Airlines, Inc.                                   2,800              139,475
                                                                  -------------------
                                                                             197,095
                                                                  -------------------
  AUTOMOTIVE (0.9%)
   Ford Motor Co.                                         8,100              432,844
   General Motors Corp.                                   6,300              457,931
   Lear Corporation (A)                                   4,200              134,400
   Navistar International Corp. (A)                       4,100              194,238
                                                                  -------------------
                                                                           1,219,413
                                                                  -------------------
  BANKING (3.8%)
   AmSouth Bancorporation                                11,450              221,128
   BankAmerica Corp.                                     10,803              542,176
   Bank of New York                                       8,100              324,000
   Bank One Corp.                                        10,472              335,758
   Capital One Financial Corp.                            4,100              197,569
   Chase Manhattan Corp.                                  8,148              632,998
   Comerica, Inc.                                         2,100               98,044
   Fifth Third Bancorp.                                   2,100              154,022
   First Union Corp.                                     10,100              331,406
   Firstar Corp.                                          9,200              194,350
   FleetBoston Financial                                  9,674              336,776
   J.P. Morgan & Company                                  1,200              151,950
   MBNA Corp.                                            11,600              316,100
   National City Corp.                                    6,500              153,969
   SouthTrust Corp.                                       5,000              188,906
   State Street Corp.                                     2,100              153,431
   Summit Bancorp.                                        3,700              113,312
   SunTrust Banks, Inc.                                   3,200              220,200
   Washington Mutual, Inc.                                6,150              159,900
   Wells Fargo & Co.                                     12,200              493,337
                                                                  -------------------
                                                                           5,319,332
                                                                  -------------------
  BEVERAGE (1.2%)
   Anheuser-Busch Cos.                                    5,300              375,638
   Coca-Cola Co.                                         16,200              943,650
   PepsiCo, Inc.                                         10,100              356,025
                                                                  -------------------
                                                                           1,675,313
                                                                  -------------------
  BROKERAGE (1.5%)
   Charles Schwab Corp.                                   6,200              237,925
   Lehman Brothers Holdings, Inc.                         4,600              389,563
   Merrill Lynch & Co.                                    6,200              517,700
   Morgan Stanley Dean Witter & Co.                       7,040            1,004,960
                                                                  -------------------
                                                                           2,150,148
                                                                  -------------------
  BUILDING MATERIALS (0.1%)
   Masco Corp.                                            6,200              157,325
                                                                  -------------------
  CAPITAL GOODS (0.7%)
   Applied Materials, Inc. (A)                            4,200              531,956
   Nucor Corp.                                            1,400               76,738
   Tellabs, Inc. (A)                                      2,000              128,313
   TRW, Inc.                                              4,000              207,750
                                                                  -------------------
                                                                             944,757
                                                                  -------------------
  CHEMICALS (0.9%)
   Dow Chemical Co.                                       2,100              280,612
   E.I. Dupont  de Nemours & Co.                          8,114              534,510
   Monsanto Co.                                           6,400              228,000
   Praxair, Inc.                                          1,300               65,406
   Rohm & Haas Co.                                        3,700              150,544
                                                                  -------------------
                                                                           1,259,072
                                                                  -------------------
  CONGLOMERATES (3.9%)
   Emerson Electric Co.                                   2,100              120,487
   General Electric Co.                                  23,700            3,667,575
   Honeywell, Inc.                                        7,987              460,750
   Minnesota Mining &
     Manufacturing Co.                                    1,900              185,962
   Tyco International Ltd.                               20,618              801,525
   United Technologies Corp.                              3,300              214,500
                                                                  -------------------
                                                                           5,450,799
                                                                  -------------------
  CONSTRUCTION MACHINE (0.3%)
   Briggs & Stratton Corp.                                3,400              182,325
   Caterpillar, Inc.                                      1,800               84,713
   Ingersoll-Rand Co.                                     3,300              181,706
                                                                  -------------------
                                                                             448,744
                                                                  -------------------
  CONSUMER (1.7%)
   Black & Decker Corp.                                   1,100               57,475
   Clorox Co.                                             3,800              191,425
   Colgate-Palmolive Co.                                  3,100              201,500
   Eastman Kodak Co.                                      2,100              139,125
   Gillette Co.                                           4,878              200,913
   Kimberly Clark Corp.                                   5,120              334,080
   Maytag Corp.                                           2,600              124,800
   Pall Corp.                                             6,200              133,688
   Procter & Gamble Co.                                   7,400              810,762
   Unilever N.V.                                          3,114              169,518
                                                                  -------------------
                                                                           2,363,286
                                                                  -------------------
  DEFENSE (0.3%)
   Lockheed Martin Corp.                                 13,000              284,375
   Raytheon Co.                                           3,200               85,000
                                                                  -------------------
                                                                             369,375
                                                                  -------------------
  ENTERTAINMENT (0.9%)
   Carnival Corp.                                         4,100              196,031
   Seagram Co. Ltd.                                       5,900              265,131
   Viacom, Inc. (A)                                       3,450              208,509
   Walt Disney Co.                                       20,523              600,298
                                                                  -------------------
                                                                           1,269,969
                                                                  -------------------
  FINANCE (1.1%)
   American Express Co.                                   4,900              814,625
   Countrywide Credit Industries, Inc.                    3,500               88,375
   Household International                                7,000              260,750
   Providian Financial Corp.                              3,200              291,400
                                                                  -------------------
                                                                           1,455,150
                                                                  -------------------

                      STATEMENT OF INVESTMENTS - CONTINUED



                                                    NO. OF               MARKET
                                                    SHARES               VALUE
                                               -----------------    -----------------
  FOOD (0.8%)
   General Mills, Inc.                                    5,600   $          200,200
   H.J. Heinz Co.                                         3,900              155,269
   Kellogg Co.                                            4,600              141,737
   Sara Lee Corp.                                         9,200              202,975
   Systemsco Corp.                                        6,400              253,200
   Tricon Global Restaurants (A)                          2,700              104,287
                                                                  -------------------
                                                                           1,057,668
                                                                  -------------------
  HEALTHCARE (0.5%)
   Abbott Laboratories                                    7,800              283,237
   Cardinal Health, Inc.                                  2,700              129,263
   Columbia/HCA Healthcare Corp.                          9,100              266,744
   Wellpoint Health Networks Inc. (A)                     1,200               79,125
                                                                  -------------------
                                                                             758,369
                                                                  -------------------
  INSURANCE (1.9%)
   Aetna, Inc.                                            2,400              133,950
   Allstate Corp.                                        10,876              261,024
   Ambac Financial Group, Inc.                            2,700              140,906
   American General Corp.                                 1,900              144,162
   American International Group, Inc.                    12,168            1,315,665
   ChoicePoint, Inc. (A)                                    620               25,652
   Everest Reinsurance Holdings                           2,700               60,244
   Hartford Financial Services Group                      2,800              132,650
   Jefferson Pilot Corp.                                  3,100              211,575
   MBIA, Inc.                                             3,400              179,563
   20th Century Industries                                3,900               75,319
                                                                  -------------------
                                                                           2,680,710
                                                                  -------------------
  INTEGRATED ENERGY (3.1%)
   Apache Corp.                                           3,200              118,200
   Atlantic Richfield Co.                                 3,000              259,500
   Chevron Corp.                                          4,700              407,138
   Conoco, Inc.                                           4,798              119,350
   Exxon Mobil Corp.                                     24,960            2,010,840
   Kerr Mcgee Corp.                                       4,200              260,400
   Royal Dutch Petroleum Co.                             14,700              888,431
   Texaco, Inc.                                           3,900              211,819
                                                                  -------------------
                                                                           4,275,678
                                                                  -------------------
  MEDIA  (2.1%)
   AMFM, Inc. (A)                                         2,300              179,975
   CBS Corp. (A)                                          5,600              358,050
   Clear Channel
    Communications, Inc. (A)                              2,400              214,200
   Comcast Corp.                                          5,400              272,869
   Gannett Company, Inc.                                  3,400              277,313
   Interpublic Group Companies, Inc.                      4,400              253,825
   Meredith Corp.                                         3,500              145,906
   New York Times Co.                                     5,000              245,625
   Time Warner, Inc.                                     10,500              760,594
   Times Mirror Co.                                       2,800              187,600
                                                                  -------------------
                                                                           2,895,957
                                                                  -------------------
  METALS (0.5%)
   Alcoa, Inc.                                            3,924   $          325,692
   Barrick Gold Corp.                                     6,100              107,894
   Phelps Dodge Corp.                                     2,100              140,962
   W.R. Grace & Co. (A)                                   9,500              131,813
                                                                  -------------------
                                                                             706,361
                                                                  -------------------
  NATURAL GAS PIPELINE (0.4%)
   El Paso Energy Corp.                                   2,200               85,388
   Enron Corp.                                            6,500              288,437
   Williams Cos.                                          4,000              122,250
                                                                  -------------------
                                                                             496,075
                                                                  -------------------
  OIL FIELD (0.3%)
   Baker Hughes Inc.                                      2,700               56,869
   Halliburton Co.                                        3,100              124,775
   Schlumberger Ltd.                                      3,800              213,750
                                                                  -------------------
                                                                             395,394
                                                                  -------------------
  PAPER (0.4%)
   Georgia-Pacific Group                                  4,100              208,075
   International Paper Co.                                4,100              231,394
   Mead Corp.                                             2,590              112,503
   Weyerhaeuser Co.                                         900               64,631
                                                                  -------------------
                                                                             616,603
                                                                  -------------------
  PHARMACEUTICALS (4.6%)
   Allergan, Inc.                                         5,400              268,650
   American Home Products Corp.                           6,800              268,175
   Amgen, Inc. (A)                                       10,600              636,332
   Baxter International, Inc.                             5,200              326,625
   Bristol-Myers Squibb Co.                              12,200              783,087
   Eli Lilly & Co.                                        5,900              392,350
   Johnson & Johnson                                     11,600            1,080,250
   Merck & Co, Inc.                                      16,800            1,126,650
   Pfizer, Inc.                                          22,580              732,439
   Pharmacia & Upjohn, Inc.                               1,800               81,000
   Schering-Plough Corp.                                  6,900              291,094
   Warner-Lambert Co.                                     5,500              450,656
                                                                  -------------------
                                                                           6,437,308
                                                                  -------------------
  RAILROADS (0.1%)
   Union Pacific Corp.                                    3,000              130,875
                                                                  -------------------



                                                    NO. OF               MARKET
                                                    SHARES               VALUE
                                               -----------------    -----------------
  REFINING (0.1%)
   Tosco Corp.                                            2,300   $           62,531
                                                                  -------------------

  RETAILERS (4.0%)
   Bed Bath & Beyond, Inc. (A)                            4,200              145,556
   Circuit City Stores, Inc.                              3,900              175,744
   Costco Wholesale Corp. (A)                             2,700              246,291
   CVS Corp.                                              5,300              211,669
   Dayton Hudson Corp.                                    5,300              389,219
   Federated Department Stores, Inc.(A)                   4,600              232,587
   Gap Inc.                                               4,612              212,152
   Home Depot, Inc.                                      16,650            1,141,566
   Lowe's Cos., Inc.                                      4,200              250,950
   McDonalds Corp.                                        9,200              370,875
   TJX Cos, Inc.                                          6,200              126,712
   Wal-Mart Stores, Inc.                                 30,900            2,135,962
                                                                  -------------------
                                                                           5,639,283
                                                                  -------------------
  SERVICES (3.9%)
   Cendant Corp. (A)                                     13,000              345,313
   Electronic Data Systems                                4,900              327,994
   Medtronic, Inc.                                        8,600              313,363
   Microsoft (A)                                         38,000            4,435,314
                                                                  -------------------
                                                                           5,421,984
                                                                  -------------------
  SUPERMARKETS (0.2%)
   Kroger Co. (A)                                         6,100              115,138
   Safeway, Inc. (A)                                      6,043              214,904
                                                                  -------------------
                                                                             330,042
                                                                  -------------------
  TECHNOLOGY (13.8%)
   America Online, Inc. (A)                              18,200            1,372,962
   Analog Devices, Inc. (A)                               2,700              251,100
   Automatic Data Process                                 3,400              183,175
   BMC Software, Inc. (A)                                 4,400              351,588
   Cisco Systems, Inc. (A)                               23,450            2,511,350
   Compaq Computer Corp.                                 11,478              310,623
   Computer Associates International                      3,700              258,769
   Compuware Corp. (A)                                    7,400              275,419
   Corning, Inc.                                          2,200              283,662
   Dell Computer Corp. (A)                               16,180              824,675
   EMC Corp.  (A)                                         6,200              677,350
   Gateway, Inc. (A)                                      1,600              115,300
   Hewlett Packard Co.                                    7,600              865,925
   Intel Corp.                                           24,960            2,053,741
   International Business
     Machines Corp.                                      13,100            1,414,800
   Lexmark International
     Group, Inc. (A)                                      2,600              235,300
   Micron Technologies, Inc. (A)                          2,500              194,375
   Motorola, Inc.                                         5,000              736,250
   Oracle Corp. (A)                                      12,300            1,377,985
   PerkinElmer, Inc.                                      6,200              258,463
   QUALCOMM, Inc. (A)                                     6,000            1,056,563
   Safeguard Scientifics, Inc. (A)                        1,100              178,269
   Seagate Technology, Inc. (A)                           3,700              172,281
   Solectron Corp. (A)                                    2,100              199,763
   Sun Microsystem, Inc. (A)                             13,700            1,060,466
   Teradyne, Inc. (A)                                     4,100              270,600
   Texas Instruments, Inc.                                6,200              600,625
   3Com Corp. (A)                                         4,300              201,966
   Xilinx, Inc. (A)                                       4,400              200,063
   Yahoo, Inc. (A)                                        1,995              863,274
                                                                  -------------------
                                                                          19,356,682
                                                                  -------------------
  TELECOMMUNICATIONS (7.6%)
   ALLTEL Corp.                                           3,300              272,869
   AT&T Corp.                                            23,021            1,168,316
   Bell Atlantic Corp.                                    9,060              557,756
   BellSouth Corp.                                        8,100              379,181
   CenturyTel, Inc.                                       6,850              324,519
   Global Crossing, Ltd. (A)                              5,700              284,822
   GTE Corp.                                              4,700              331,644
   Lucent Technologies, Inc.                             22,526            1,685,226
   MCI Worldcom, Inc. (A)                                21,827            1,157,488
   MediaOne Group, Inc. (A)                               4,600              353,337
   Nextel Communications, Inc. (A)                        5,400              556,706
   Nortel Networks Corp.                                  9,200              929,200
   SBC Communications, Inc.                              24,888            1,213,290
   Sprint Corp.-Fon Group                                 8,840              595,042
   Sprint Corp.-PCS Group (A)                             5,935              608,338
   U.S. West, Inc.                                        3,886              279,792
                                                                  -------------------
                                                                          10,697,526
                                                                  -------------------
  TEXTILE (0.2%)
   Nike, Inc.                                             3,900              193,294
                                                                  -------------------

  TOBACCO (0.4%)
   Loews Corp.                                            1,100               66,756
   Philip Morris Cos.                                    18,900              438,244
                                                                  -------------------
                                                                             505,000
                                                                  -------------------
  TRANSPORTATION SERVICES (0.1%)
   FDX Corp. (A)                                          4,300              176,031
                                                                  -------------------

  U.S. AGENCY (0.6%)
   Federal Home Loan
     Mortgage Corp.                                       7,100              334,144
   Federal National Mortgage
     Association                                          8,800              549,450
                                                                  -------------------
                                                                             883,594
                                                                  -------------------
  UTILITIES (0.8%)
   AES Corp. (A)                                          3,200              239,200
   Central & South West Corp.                             6,200              124,000
   Edison International                                   7,300              191,169
   FPL Group, Inc.                                        3,500              149,844
   Peco Energy Co.                                        6,200              215,450
   Southern Co.                                           3,200               75,200
   Texas Utilities Co.                                    4,400              156,475
                                                                  -------------------
                                                                           1,151,338
                                                                  -------------------
    TOTAL COMMON STOCKS
     (COST $73,077,653)                                                   89,680,075
                                                                  -------------------



                                                  PRINCIPAL              MARKET
                                                    AMOUNT               VALUE
                                               -----------------    -----------------
SHORT-TERM INVESTMENTS (36.1%)

  COMMERCIAL PAPER (33.7%)
   Allied Signal, Inc.,
    6.67% due February 15, 2000             $         3,000,000   $        2,978,361
   American Home Products Corp.,
    6.43% due January 28, 2000                        3,000,000            2,986,992
   Associates Corp of North America,
    6.07% due January 27, 2000                        4,000,000            3,983,280
   Federal Home Loan Mortgage Corp.,
    5.72% due January 19, 2000                        6,000,000            5,982,396
   Federal National Mortgage Association,
    5.73% due February 3, 2000                        4,900,000            4,877,842
   Ford Motor Credit Co.,
    5.62% due February 3, 2000                        1,000,000              994,717
   GE Capital Corp.,
    6.13% due February 10, 2000                       5,000,000            4,967,980
   Goldman Sachs Group LP,
    6.64% due January 31, 2000                        5,000,000            4,975,975
   Household Financial Corp.,
    4.06% due January 3, 2000                         1,187,000            1,186,736
   J.P. Morgan & Company, Inc.,
    6.10% due February 7, 2000                        5,000,000            4,970,390
   Merrill Lynch & Co., Inc.,
    6.11% due February 24, 2000                       5,000,000            4,956,585
   Morgan Stanley Dean Witter & Co.,
    6.41% due February 28, 2000                       2,550,000            2,526,178
   Pacific Gas & Electric Co.,
    6.48% due January 31, 2000                        2,000,000            1,990,390
                                                                  -------------------
                                                                          47,377,822
                                                                  -------------------
  U.S. TREASURY (2.4%)
   United States of America Treasury,
    5.17% due March 16, 2000 (B)                      1,000,000              987,854
   United States of America Treasury,
    4.81% due April 27, 2000 (B)                      2,400,000            2,359,517
                                                                  -------------------
                                                                           3,347,371
                                                                  -------------------
    TOTAL SHORT-TERM
     INVESTMENTS (COST $50,714,512)                                       50,725,193
                                                                  -------------------

                                                   NOTIONAL
                                                    VALUE
                                               -----------------
   FUTURES CONTRACTS (0.0%)

    S&P 500 Stock Index,
      Exp. March, 2000 (C)                  $        50,091,750                    -
                                                                  -------------------


    TOTAL INVESTMENTS (100%)
     (COST $123,792,165) (D)                                      $      140,405,268
                                                                  ===================


NOTES

(A)     Non-income Producing Security.

(B) Par value of $3,025,000 pledged to cover margin deposits on futures contracts.

(C) As more fully discussed in Note 1 to the financial statements, it is Account TGIS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account TGIS uses futures contracts as a substitute for holding individual securities.

(D) At December 31, 1999, net unrealized appreciation for all securities was $16,613,103. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $21,085,880 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $4,472,777.

                        See Notes to Financial Statements

                          INDEPENDENT AUDITORS' REPORT

To the Board of Managers and the Owners of Variable Annuity Contracts of The Travelers Timed Growth and Income Stock Account for Variable Annuities:

We have audited the accompanying statement of assets and liabilities of The Travelers Timed Growth and Income Stock Account for Variable Annuities, including the statement of investments, as of December 31, 1999, and the related statements of operations, changes in net assets and the selected per unit data and ratios for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The accompanying statement of changes in net assets for the year ended December 31, 1998 and selected per unit data and ratios for each of the years in the four-year period ended December 31, 1998 were audited by other auditors whose report thereon dated February 15, 1999, expressed an unqualified opinion on that statement of changes in net assets and those selected per unit data and ratios.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investment securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Timed Growth and Income Stock Account for Variable Annuities as of December 31, 1999, and the results of its operations, changes in net assets and the selected per unit data and ratios for the year then ended, in conformity with generally accepted accounting principles.

                                    /s/ KPMG LLP

Hartford, Connecticut
February 18, 2000

                                  THE TRAVELERS
                                TIMED SHORT-TERM
                                  BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

The year 1999 began with little signs of softening in business activity, as the U.S. economy embarked on its ninth year of business expansion. As the year concluded, the robust economy continued with stronger than expected retail sales and industrial production. Unemployment remained low at 4.1% in December and it is estimated that real Gross Domestic Product growth for the fourth quarter will be 5.0%.

The year ended with the 30-year Treasury Bond Yield at 6.48% and the federal funds rate at 5.50%. The 30-year Treasury Bond was up 42 basis points from the September 30th level of 6.05% and up 139 basis points from the beginning of the year level of 5.09%. During the fourth quarter, the Federal Open Market Committee ("FOMC") increased the federal funds rate by 25 basis points, to 5.50%. This brought the total increase for the year to 75 basis points. Currently, the FOMC is expected to tighten 25 basis points on February 2 and possibly another 25 basis points on March 21. Beyond the first quarter, further tightening seems unlikely assuming inflation remains tame.

The strategy in management of The Travelers Timed Short-Term Bond Account for Variable Annuities will be to maintain the current weighted-average life of 35 days. At December 31, 1999 the asset size of the portfolio was $161.6 million with an average yield of 5.99%.

PORTFOLIO MANAGER: EMIL J. MOLINARO JR.

                                              [TIMCO A MEMBER OF CITYGROUP LOGO]

                   THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999

ASSETS:
 Investment securities, at market value (cost $161,637,145) .......      $161,670,132
 Cash ............................................................              1,101
 Receivables:
    Purchase payments and transfers from other Travelers accounts..            42,767
 Other assets .....................................................                98
                                                                         ------------
    Total Assets .................................................        161,714,098
                                                                         ------------
LIABILITIES:
 Payables:
   Contract surrenders and transfers to other Travelers accounts..             79,101
   Investment management and advisory fees .......................             12,860
   Market timing fees ............................................             49,720
   Insurance charges .............................................             49,720
  Accrued liabilities ............................................                559
                                                                         ------------
    Total Liabilities ............................................            191,960
                                                                         ------------
NET ASSETS:
  (Applicable to 109,665,775 units outstanding at $1.473 per unit)       $161,522,138
                                                                         ============



                        See Notes to Financial Statements

                   THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999


INVESTMENT INCOME:
  Interest .....................................................                      $  9,452,021

EXPENSES:
  Market timing fees ...........................................    $  2,262,987
  Investment management and advisory fees ......................         585,299
  Insurance charges ............................................       2,262,987
                                                                    ------------

    Total expenses .............................................                         5,111,273
                                                                                      ------------

      Net investment income ....................................                         4,340,748
                                                                                      ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED GAIN (LOSS)
       ON INVESTMENT SECURITIES:
  Realized gain (loss) from investment security transactions:
    Proceeds from investment securities sold ...................      87,337,152
    Cost of investment securities sold .........................      87,337,683
                                                                    ------------

      Net realized gain (loss) .................................                              (531)

  Change in unrealized gain (loss) on investment securities:
    Unrealized loss at December 31, 1998 .......................          (6,304)
    Unrealized gain at December 31, 1999 .......................          32,987
                                                                    ------------

     Net change in unrealized gain (loss) for the year .........                            39,291
                                                                                      ------------

       Net realized loss and change in unrealized gain (loss)...                            38,760
                                                                                      ------------

  Net increase in net assets resulting from operations .........                      $  4,379,508
                                                                                      ============



                        See Notes to Financial Statements

                   THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                                     1999               1998
                                                                                     ----               ----

OPERATIONS:
Net investment income ..................................................       $   4,340,748        $   4,262,991
Net realized gain (loss) from investment security transactions .........                (531)               4,401
Net change in unrealized gain (loss) on investment securities ..........              39,291               (7,755)
                                                                               -------------        -------------

Net increase in net assets resulting from operations ...................           4,379,508            4,259,637
                                                                               -------------        -------------

UNIT TRANSACTIONS:
Participant purchase payments
(applicable to 5,354,365 and 4,899,841 units, respectively) ............           7,790,491            6,966,870
Participant transfers from other Travelers accounts
(applicable to 4,539,700 and 3,275,494 units, respectively) ............           6,611,717            4,642,138
Market timing transfers from other Travelers timed accounts
(applicable to 71,856,849 and 139,179,292 units, respectively) .........         104,699,427          197,358,803
Administrative charges
(applicable to 107,746 and 111,227 units, respectively) ................            (157,465)            (158,992)
Contract surrenders
(applicable to 12,251,352 and 9,833,684 units, respectively) ...........         (17,827,446)         (13,984,074)
Participant transfers to other Travelers accounts
(applicable to 8,299,415 and 6,135,224 units, respectively) ............         (12,076,485)          (8,720,437)
Market timing transfers to other Travelers timed accounts
(applicable to 88,289,250 and 41,238,874 units, respectively) ..........        (128,674,249)         (59,114,111)
Other payments to participants
(applicable to 204,194 and 230,542 units, respectively) ................            (296,703)            (328,066)
                                                                               -------------        -------------

Net increase (decrease) in net assets resulting from unit transactions..         (39,930,713)         126,662,131
                                                                               -------------        -------------

Net increase (decrease) in net assets ..................................         (35,551,205)         130,921,768

NET ASSETS:
Beginning of year ......................................................         197,073,343           66,151,575
                                                                               -------------        -------------

End of year ............................................................       $ 161,522,138        $ 197,073,343
                                                                               =============        =============




                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

The Travelers Timed Short-Term Bond Account for Variable Annuities ("Account TSB") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TSB is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TSB have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timers.

The following is a summary of significant accounting policies consistently followed by Account TSB in the preparation of its financial statements.

SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of the New York Stock Exchange on the last business day of the year; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities, using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available, are valued by management at prices which it deems in good faith to be fair.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

REPURCHASE AGREEMENTS. When Account TSB enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TSB plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TSB securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TSB monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TSB's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

FEDERAL INCOME TAXES. The operations of Account TSB form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account TSB. Account TSB is not taxed as a "regulated investment company" under Subchapter M of the Code.

OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

Realized gains and losses from investment security transactions are reported on an identified cost basis.

3.  CONTRACT CHARGES

Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account TSB's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Citigroup Inc.

A market timing fee equivalent on an annual basis to 1.25% of the average net assets of Account TSB is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to participants in Account TSB.

Insurance charges are paid for the mortality and expense risks assumed by The Travelers. Each business day, The Travelers deducts a mortality and expense risk charge which is reflected in the calculation of accumulation unit values. This charge equals, on an annual basis, 1.25%. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $105,311 and $72,123 of contingent deferred sales charges for the years ended December 31, 1999 and 1998, respectively.

4.  SUPPLEMENTARY INFORMATION
(Selected data for a unit outstanding throughout each year.)


                                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                                  -----------------------------------------------------------------
                                                                     1999          1998          1997          1996        1995
                                                                     ----          ----          ----          ----        ----
SELECTED PER UNIT DATA:
     Total investment income ...................................  $      .076    $     .078    $     .077    $     .057    $   .074
     Operating expenses ........................................         .041          .040          .039          .030        .035
                                                                  -----------    ----------    ----------    ----------    --------

     Net investment income .....................................         .035          .038          .038          .027        .039

     Unit value at beginning of year ...........................        1.437         1.399         1.361         1.333       1.292
     Net realized and change in unrealized gains ...............         .001          .000          .000          .001        .002
                                                                  -----------    ----------    ----------    ----------    --------
     Unit value at end of year .................................  $     1.473    $    1.437    $    1.399    $    1.361    $  1.333
                                                                  ===========    ==========    ==========    ==========    ========
SIGNIFICANT RATIOS AND ADDITIONAL DATA:
     Net increase in unit value ................................  $       .04    $      .04    $      .04    $      .03    $    .04
     Ratio of operating expenses to average net assets* ........        2.82%         2.82%         2.82%         2.82%       2.82%
     Ratio of net investment income to average net assets* .....        2.38%         2.71%         2.77%         2.47%       3.17%
     Number of units outstanding at end of year (thousands) ....      109,666       137,067        47,262        54,565           -

* Annualized

5.  SUBSEQUENT EVENT

On February 1, 2000, $24,624,617 and $9,493,972, respectively of the net assets of The Travelers Timed Growth and Income Stock Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities, respectively, were transferred to The Travelers Timed Short-Term Bond Account for Variable Annuities as a result of a transfer order made by a market timer on behalf of subscribing participants.

                   THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 1999






                                                   PRINCIPAL              MARKET
                                                    AMOUNT                VALUE

                                                ----------------     -----------------
SHORT-TERM INVESTMENTS (100%)

  COMMERCIAL PAPER (100%)
   Allied Signal, Inc.,
    6.07% due February 14, 2000             $         5,430,000    $        5,391,719
   American Honda Financial,
    6.08% due February 17, 2000                       8,000,000             7,939,696
   Asset Securitization Corp.,
    6.19% due January 27, 2000                        7,000,000             6,970,740
   Bell Atlantic Financial Services, Inc.,
    6.03% due January 18, 2000                        4,000,000             3,988,888
   Bell Atlantic Financial Services, Inc.,
    6.03% due January 20, 2000                        6,770,000             6,749,087
   BHF Finance, Inc.,
    6.00% due February 24, 2000                      10,250,000            10,160,999
   DE Funding Corp.,
    6.09% due January 20, 2000                        6,757,000             6,736,128
   DE Funding Corp.,
    6.05% due February 22, 2000                       3,500,000             3,470,761
   Dorada Finance, Inc.,
    6.12% due January 25, 2000                        9,950,000             9,911,513
   Equitable Life Assurance,
    5.99% due February 10, 2000                      10,000,000             9,935,960
   Federal Home Loan Bank,
    5.77% due February 2, 2000                        4,920,000             4,898,475
   Federal Home Loan Mortgage Corp.,
    5.75% due January 27, 2000                        5,000,000             4,982,430
   Federal National Mortgage
    Association,
     5.74% due January 14, 2000                       5,650,000             5,638,479
   Ford Motor Credit Co.,
    5.62% due February 3, 2000                          800,000               795,774
   Gap Inc.,
    5.80% due January 19, 2000                        5,000,000            4,985,330
   GE Capital Corp.,
    6.53% due February 2, 2000                        5,930,000             5,899,621
   General Motors Acceptance Corp.,
    6.11% due February 22, 2000                       5,800,000             5,751,547
   Goldman Sachs Group LP,
    6.64% due January 31, 2000                        4,000,000             3,980,780
   Household Financial Corp.,
    4.06% due January 3, 2000                           980,000               979,782
   J.P. Morgan & Company, Inc.,
    6.11% due February 28, 2000                       5,400,000             5,349,553
   Merrill Lynch & Co., Inc.,
    6.11% due February 29, 2000                      10,000,000             9,904,940
   Morgan Stanley Dean Witter & Co.,
    6.11% due January 19, 2000                        8,750,000             8,724,327
   P G & E Corp.,
    6.15% due February 3, 2000                        8,000,000             7,957,736
   PacifiCorp.,
    5.99% due February 7, 2000                        7,500,000             7,455,585
   Preferred Resources Funding Corp.,
    6.28% due January 20, 2000                       10,250,000            10,218,338
   Providian Master Trust,
    6.73% due January 18, 2000                        2,900,000             2,891,944
                                                                   -------------------

    TOTAL INVESTMENTS (100%)
     (COST $161,637,145)                                           $      161,670,132
                                                                   ===================

                        See Notes to Financial Statements

                          INDEPENDENT AUDITORS' REPORT

To the Board of Managers and the Owners of Variable Annuity Contracts of The Travelers Timed Short-Term Bond Account for Variable Annuities:

We have audited the accompanying statement of assets and liabilities of The Travelers Timed Short-Term Bond Account for Variable Annuities, including the statement of investments, as of December 31, 1999, and the related statements of operations, changes in net assets and the selected per unit data and ratios for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The accompanying statement of changes in net assets for the year ended December 31, 1998 and selected per unit data and ratios for each of the years in the four-year period ended December 31, 1998 were audited by other auditors whose report thereon dated February 15, 1999, expressed an unqualified opinion on that statement of changes in net assets and those selected per unit data and ratios.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investment securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Timed Short-Term Bond Account for Variable Annuities as of December 31, 1999, and the results of its operations, changes in net assets and the selected per unit data and ratios for the year then ended, in conformity with generally accepted accounting principles.


                                 /s/ KPMG LLP

Hartford, Connecticut
February 18, 2000

                                  THE TRAVELERS
                                TIMED AGGRESSIVE
                                  STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

The Travelers Timed Aggressive Stock Account for Variable Annuities ("Account TAS") is managed by the Travelers Investment Management Company ("TIMCO"). TIMCO manages Account TAS to provide diversified exposure to the mid- and small-capitalization sector of the U.S. equity market, while maintaining a highly marketable portfolio of common stocks and related financial instruments in order to accommodate cash flows associated with market-timing moves. Stock selection is based on a disciplined quantitative screening process that favors companies that achieve earnings growth above consensus expectations and whose shares offer attractive relative value. In order to achieve consistent relative performance, we manage Account TAS to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 400 Mid Cap Stock Index ("S&P 400"). The S&P 400 is a value-weighted index comprised of mid- and small-company stocks.

For the twelve months ending December 31, 1999, Account TAS had a net return of 11.9% trailing the average return achieved by variable annuity stock funds in the Lipper Capital Appreciation Mid Cap Category. A discussion of portfolio performance in 1999 is presented next with a closer look at the third and fourth quarters.

The Technology sector was red-hot in 1999 and growth stocks handily outperformed value stocks. Our stock selection was most favorable in the Technology and Consumer Discretionary sectors for most of the year and slightly adverse in the other sectors.

During the third quarter of 1999, stock selection was most favorable in the Technology and Consumer Discretionary sectors and least favorable in the Utilities and Financial Services sector.

In the Technology sector, we benefited from our positions in semiconductor stocks Comverse Technology Inc. and Vitesse Semiconductor Corp. which rose as a result of the strong earnings performance observed within the semiconductor industry. Growth stocks such as Legato Systems, Inc. and QUALCOMM, Inc. moved sharply higher as their price-to-earnings multiple were restored after the second quarter sell-off in growth stocks. We were hurt by an earnings disappointment from Sterling Commerce, Inc. and weakness in Rational Software Corp.

In the Consumer Discretionary sector, Premark International, Inc. was acquired for a 50% premium by Illinois Tools and Hannaford Brothers Co. was acquired by Food Lions in a stock swap which saw Hannaford's stock price rise by nearly 15%. Both acquisitions helped performance within the sector.

Our positions in Greenpoint Financial Co., a bank holding company, and Allmerica Financial Corp., an insurance holding company, hurt performance in the Financial Services sector as interest rate concerns hit these stocks particularly hard. In the Utilities sector, analysts trimmed full year 2000 earnings estimates down for Winstar Telecommunications, Inc. in late September. The stock price responded with a sharp decline and hurt performance in the sector.

During the fourth quarter, stock selection was favorable in most sectors and particularly positive in the Technology, Utilities and Producer Durables sectors.

In the Technology sector, we benefited from our picks in several different industry groups. Within the Semiconductor industry, Comverse Technology, Inc., Cypress Semiconductor and Qlogic Corp., performed well as the promise of the Internet and higher capital spending spurred investor interest. Our positions in Software stocks such as Rational Software Corp., Citrix Systems, Inc., and Siebel Systems, Inc., generated high returns as these companies offered customers Web-based business solutions. Electronic component companies such as Analog Devices, Inc., and Sanmina Corp. outperformed their industry group while semiconductor equipment makers such as Teradyne, Inc., posted strong gains. We also benefited from avoiding disappointing performers such as Comsat and Diebold.

In the Utilities sector, our positions in the faster growing telecommunications in group such as Qwest Communications International, Winstar Communications Inc., CenturyTel, Inc., and Alltel Corp. performed well. Calpine Corp., a leader in the electric power generation industry, continued its robust growth through acquisitions while SCANA and Montana Power Co. increased their price-to-earnings multiple through leadership positions.

In the Producer Durables sector, American Power Conversion Corp. and Molex, Inc. proved to be the big winners in our portfolios. Both companies benefited from strong end-market demand. American Power Conversion Corp. was chosen by Microsoft to leverage its uninterruptable power supply management into its Windows 2000 operating system. Molex, Inc. a manufacturer of diversified electronics components, benefited from a global recovery in demand especially for consumer electronics.

Strong earnings growth in the third and fourth quarters suggests that the earnings recovery of 1999 is well underway. However, the constant presence of the Federal Reserve Board and the current love affair with Technology stocks may prevent a broad-based market rally to continue in the near future. In our disciplined approach to stock selection, we continue to screen our research universe of over 800 mid cap securities for companies that offer improving earnings fundamentals at discounted stock valuations.

PORTFOLIO MANAGER:  SANDIP A. BHAGAT, CFA

                       [TIMCO A MEMBER OF CITYGROUP LOGO]

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999



ASSETS:
  Investment securities, at market value (cost $60,041,871) ........       $65,952,301
  Cash .............................................................               455
  Receivables:
    Dividends ......................................................            21,933
    Investment securities sold .....................................           444,820
    Purchase payments and transfers from other Travelers accounts ..            17,739
    Variation on futures margin ....................................            95,200
  Other assets .....................................................                12
                                                                           -----------
     Total Assets ..................................................        66,532,460
                                                                           -----------

LIABILITIES:
  Payables:
    Investment securities purchased ................................            99,417
    Contract surrenders and transfers to other Travelers accounts ..            37,472
    Investment management and advisory fees ........................             5,653
    Market timing fees .............................................            20,190
    Insurance charges ..............................................            20,190
  Accrued liabilities ..............................................               545
                                                                           -----------

     Total Liabilities .............................................           183,467
                                                                           -----------

NET ASSETS:

(Applicable to 15,180,421 units outstanding at $4.371 per unit).....       $66,348,993
                                                                           ===========



                        See Notes to Financial Statements

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1999



INVESTMENT INCOME:
  Dividends ..................................................       $    596,833
  Interest ...................................................            264,749
                                                                     ------------
    Total Income .............................................                            $    861,582

EXPENSES:
  Market timing fees .........................................            773,987
  Investment management and advisory fees ....................            216,715
  Insurance charges ..........................................            773,987
                                                                     ------------

    Total expenses ...........................................                               1,764,689
                                                                                          ------------


      Net investment loss ....................................             `                  (903,107)
                                                                                          ------------


REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED GAIN (LOSS)
      ON INVESTMENT SECURITIES:
  Realized gain (loss) from investment security transactions:
    Proceeds from investment securities sold .................         74,092,555
    Cost of investment securities sold .......................         65,066,745
                                                                     ------------

     Net realized gain (loss) ................................                               9,025,810


  Change in unrealized gain (loss) on investment securities:
    Unrealized gain at December 31, 1998 .....................          7,733,544
    Unrealized gain at December 31, 1999 .....................          5,910,430
                                                                     ------------

      Net change in unrealized gain (loss) for the year ......                              (1,823,114)
                                                                                          ------------

        Net realized gain and change in unrealized gain (loss)                               7,202,696
                                                                                          ------------

Net increase in net assets resulting from operations .........                            $  6,299,589
                                                                                          ------------








                        See Notes to Financial Statements

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998




                                                                           1999                1998
                                                                           ----                ----

OPERATIONS:
  Net investment loss .........................................       $   (903,107)       $   (854,695)
  Net realized gain from investment security transactions .....          9,025,810          13,953,509
  Net change in unrealized gain (loss) on investment securities         (1,823,114)         (7,344,883)
                                                                      -------------       -------------
    Net increase in net assets resulting from operations ......          6,299,589           5,753,931
                                                                      -------------       -------------
UNIT TRANSACTIONS:
Participant purchase payments
  (applicable to 726,794 and 1,162,073 units, respectively) ...          2,801,681           4,076,993
Participant transfers from other Travelers accounts
  (applicable to 303,988 and 285,187 units, respectively) .....          1,208,994           1,020,435
Market timing transfers from other Travelers timed accounts
  (applicable to 8,768,263 and 4,085,482 units, respectively) .         34,666,009          14,496,461
Administrative charges
  (applicable to 19,074 and 25,033 units, respectively) .......            (78,066)            (91,340)
Contract surrenders
  (applicable to 1,705,802 and 1,541,603 units, respectively) .         (6,596,120)         (5,452,058)
Participant transfers to other Travelers accounts
  (applicable to 2,129,169 and 1,838,385 units, respectively) .         (8,294,458)         (6,504,181)
Market timing transfers to other Travelers timed accounts
  (applicable to 7,187,938 and 11,517,409 units, respectively)         (27,827,485)        (36,582,507)
Other payments to participants
  (applicable to 28,865 and 22,628 units, respectively) .......         (1,082,934)            (81,663)
                                                                      -------------       -------------
  Net decrease in net assets resulting from unit transactions .         (4,227,739)        (29,117,860)
                                                                      -------------       -------------
    Net increase (decrease) in net assets .....................          2,071,850         (23,363,929)

NET ASSETS:
    Beginning of year .........................................         64,277,143          87,641,072
                                                                      ------------        ------------
    End of year ...............................................       $ 66,348,993        $ 64,277,143
                                                                      ============        ============


                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Travelers Timed Aggressive Stock Account for Variable Annuities ("Account TAS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TAS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TAS have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timers.

The following is a summary of significant accounting policies consistently followed by Account TAS in the preparation of its financial statements.

SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of the New York Stock Exchange on the last business day of the year; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

FUTURES CONTRACTS. Account TAS may use stock index futures contracts, and may also use interest rate futures contracts, as a substitute for the purchase or sale of individual securities. When Account TAS enters into a futures contract, it agrees to buy or sell a specified index of stocks, or debt securities, at a future time for a fixed price, unless the contract is closed prior to expiration. Account TAS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

It is Account TAS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

Futures contracts purchased by Account TAS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account TAS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes or debt securities associated with the futures contract.

OPTIONS. Account TAS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account TAS may sell the options before expiration. Options held by Account TAS are listed on either national securities exchanges or on over-the-counter market and are short-term contracts with a duration of less than nine months. The market value of the options will be based on the 4:00 p.m. Eastern Standard Time price of the New York Stock Exchange, or, in the absence of such price, the latest bid quotation.

REPURCHASE AGREEMENTS. When Account TAS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TAS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TAS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TAS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TAS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

FEDERAL INCOME TAXES. The operations of Account TAS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account TAS. Account TAS is not taxed as a "regulated investment company" under Subchapter M of the Code.

OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities), were $47,694,478 and $62,656,731, respectively; the costs of purchases and proceeds from sales of direct and indirect U.S. government securities were $5,028,366 and $1,022,261, respectively, for the year ended December 31, 1999. Realized gains and losses from investment security transactions are reported on an identified cost basis.

Account TAS placed a portion of its security transactions with brokerage firms which are affiliates of The Travelers. The commissions paid to these affiliated firms were $13,755 and $9,682 for the years ended December 31, 1999 and 1998, respectively.

At December 31, 1999, Account TAS held 68 open S&P 400 MidCap Index futures contracts expiring in March, 2000. The underlying face value, or notional value, of these contracts at December 31, 1999 amounted to $15,271,100. In connection with these contracts, short-term investments with a par value of $900,000 had been pledged as margin deposits.

Net realized gains resulting from futures contracts were $1,028,832 and $277,383 for the years ended December 31, 1999 and 1998, respectively. These gains are included in the net realized gain from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for December 31, 1999 is shown on the Statement of Assets and Liabilities as a receivable for variation on futures margin.

Net realized gains include a reimbursement of $56,058 from The Travelers Investment Management Company, an affiliate, for realized losses incurred on an investment restriction violation.

3.  CONTRACT CHARGES

Investment management and advisory fees are calculated daily at an annual rate of 0.35% of Account TAS's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Citigroup Inc.

A market timing fee equivalent on an annual basis to 1.25% of the average net assets of Account TAS is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to participants in Account TAS.

Insurance charges are paid for the mortality and expense risks assumed by The Travelers. Each business day, The Travelers deducts a mortality and expense risk charge which is reflected in the calculation of accumulation unit values. This charge equals, on an annual basis, 1.25%. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial period) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $52,916 and $58,013 of contingent deferred sales charges for the years ended December 31, 1999 and 1998, respectively.

4.  SUPPLEMENTARY INFORMATION
    (Selected data for a unit outstanding throughout each year.)





                                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                    1999          1998          1997          1996           1995
                                                                  --------      --------      --------      ---------      --------
SELECTED PER UNIT DATA:
     Total investment income .................................   $    .052     $    .056     $    .063     $     .041     $    .042
     Operating expenses ......................................        .110          .098          .085           .069          .057
                                                                  --------      --------      --------       --------      --------
     Net investment loss .....................................       (.058)        (.042)        (.022)         (.028)        (.015)

     Unit value at beginning of year .........................       3.907         3.389         2.623          2.253         1.706
     Net realized and change in unrealized gains .............        .522+         .560          .788           .398          .562
                                                                  --------      --------      --------       --------      --------

     Unit value at end of year ...............................   $   4.371     $   3.907     $   3.389     $    2.623     $   2.253
                                                                  ========      ========      ========       ========      ========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:

     Net increase in unit value ..............................   $     .46     $     .52      $    .77      $     .37      $    .55
     Ratio of operating expenses to average net assets* ......       2.85%         2.85%         2.85%          2.84%         2.83%
     Ratio of net investment loss to average net assets* .....     (1.49)%       (1.21)%        (.76)%        (1.13)%        (.74)%
     Number of units outstanding at end of year (thousands) ..      15,180        16,452        25,865         30,167        45,575
     Portfolio turnover rate .................................         85%          113%           92%            98%          113%

* Annualized

+ Includes a reimbursement of $56,058 from the investment adviser, TIMCO as more fully described in note 2.

5.  SUBSEQUENT EVENT

On February 1, 2000, $9,493,972 of the net assets of The Travelers Timed Aggressive Stock Account for Variable Annuities were transferred to The Travelers Timed Short-Term Bond Account for Variable Annuities, as a result of a transfer order made by a market timer on behalf of subscribing participants.

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 1999





                                                    NO. OF                MARKET
                                                    SHARES                VALUE
                                               -----------------     -----------------
COMMON STOCKS (76.4%)

  AIRLINES (0.2%)
   Alaska Air Group, (A)                                  2,900    $          101,862
                                                                   -------------------

  AUTOMOTIVE (1.5%)
   Arvin Industries, Inc.                                 4,200               119,175
   Borg-Warner Automotive, Inc.                           2,800               113,400
   Federal-Mogul Corp.                                    3,700                74,462
   Harley Davidson, Inc.                                  7,340               470,219
   Lear Corporation (A)                                   6,000               192,000
                                                                   -------------------
                                                                              969,256
                                                                   -------------------
  BANKING (4.7%)
   AmSouth Bancorp                                        4,012                77,482
   Associated Banc-Corp.                                  5,075               173,978
   Charter One Financial, Inc.                            9,795               187,329
   City National Corp.                                    2,400                79,050
   Compass Bancshares, Inc.                               5,700               127,360
   Dime Bancorp                                           5,300                80,162
   First Security Corp.                                  11,850               302,546
   First Tennesse National Corp.                          6,100               173,850
   First Virginia Banks, Inc.                             2,100                90,300
   Hibernia Corp.                                         8,200                87,125
   Marshall & Ilsley Corp.                                6,700               420,844
   Mercantile Bankshares Corp.                            6,850               218,986
   North Fork Bancorp.                                   11,600               203,000
   Old Kent Financial Corp.                               2,540                89,852
   Pacific Century Financial                              9,200               171,925
   Provident Financial Group                              5,700               204,844
   Sovereign Bancorp, Inc.                               11,700                87,201
   Wilmington Trust Corp.                                 1,400                67,550
   Zions Bancorp                                          4,100               242,669
                                                                   -------------------
                                                                            3,086,053
                                                                   -------------------
  BROKERAGE (0.6%)
   A.G. Edwards, Inc.                                     6,050               193,978
   T. Rowe Price & Associates, Inc.                       4,900               180,688
                                                                   -------------------
                                                                              374,666
                                                                   -------------------
  BUILDING MATERIALS (0.7%)
   Martin Marietta Materials, Inc.                        3,200               131,200
   Southdown, Inc.                                        4,000               206,500
   USG Corp.                                              2,500               117,813
                                                                   -------------------
                                                                              455,513
                                                                   -------------------
  CAPITAL GOODS (1.2%)
   American Standard Co. (A)                              5,900               270,663
   Cordant Technologies, Inc.                             4,320               142,560
   Tecumseh Products Co.                                  3,400               160,331
   Waters Corp. (A)                                       3,200               169,600
   York International Corp.                               2,900                79,569
                                                                   -------------------
                                                                              822,723
                                                                   -------------------
  CHEMICALS (2.0%)
   Albemarle Corp.                                        8,900               170,769
   CK Witco Corp.                                         8,900               119,038
   Cabot Corp.                                            3,600                73,350
   Georgia Gulf Corp.                                     1,600                48,700
   IMC Global                                             7,200               117,900
   Ivax Corp. (A)                                         8,000               206,000
   Lubrizol Corp.                                         5,800               179,075
   Lyondell Petrochemical Co.                             6,400                81,600
   Mylan Laboratories, Inc.                               5,400               136,012
   Solutia, Inc.                                         12,600               194,512
                                                                   -------------------
                                                                            1,326,956
                                                                   -------------------
  CONGLOMERATES (0.1%)
   Olin Corp.                                             2,700    $           53,494
                                                                   -------------------

  CONSTRUCTION MACHINERY (0.1%)
   Briggs & Stratton Corp.                                1,800                96,525
                                                                   -------------------

  CONSUMER (1.4%)
   Dial Corp.                                             5,000               121,563
   Furniture Brands, Inc. (A)                             5,300               116,600
   ACNielsen Corp. (A)                                    5,700               140,362
   DST Systems, Inc. (A)                                  4,700               358,669
   Navigant Consulting Co. (A)                            5,000                54,375
   Outback Steakhouse, Inc. (A)                           6,100               158,600
                                                                   -------------------
                                                                              950,169
                                                                   -------------------
  DEFENSE (0.3%)
   Litton Industries (A)                                  4,100               204,487
                                                                   -------------------

  ELECTRIC UTILITIES (4.7%)
   Allegheny Energy, Inc.                                 4,000               107,750
   Alliant Energy Corp.                                   6,000               165,000
   Calpine Corp. (A)                                      5,600               358,400
   Constellation Energy Group                             3,100                89,900
   DPL, Inc.                                             10,200               176,587
   Energy East                                            9,100               189,394
   Mid American Energy
    Holdings Co. (A)                                      4,600               154,962
   Minnesota Power, Inc.                                  8,700               147,356
   Montana Power Co.                                      8,000               288,500
   New England Electronic Systems                         2,000               103,500
   Nisource, Inc.                                         6,400               114,400
   Northeast Utilities                                    5,700               117,206
   OGE Energy Corp.                                       8,600               163,400
   Pinnacle West Capital Corp.                            3,000                91,688
   Potomac Electric Power Co.                             4,500               103,219
   Public Service Of New Mexico                           9,200               149,500
   SCANA Corp.                                            8,000               215,000
   TECO Energy, Inc.                                     11,500               213,469
   Wisconsin Energy Corp.                                 7,300               140,525
                                                                   -------------------
                                                                            3,089,756
                                                                   -------------------
  ENERGY (0.4%)
   Devon Energy Corp.                                     4,100               134,788
   Hanover Compressor Holdings (A)                        1,600                60,400
   Ocean Energy, Inc. (A)                                 8,600                66,650
   Pioneer Natural Resources (A)                          5,900                52,731
                                                                   -------------------
                                                                              314,569
                                                                   -------------------
  ENTERTAINMENT (0.5%)
   Electronic Arts, Inc. (A)                              4,000               336,250
                                                                   -------------------

  FINANCE (1.9%)
   Allmerica Financial Corp.                              4,900               272,562
   American Financial Group Holding                       4,900               129,238
   Comdisco, Inc.                                         7,400               275,650
   Countrywide Credit Industries, Inc.                    1,900                47,975
   E*Trade Group (A)                                     10,700               279,872
   Finova Group, Inc.                                     4,100               145,550
   Greenpoint Financial Co.                               6,000               142,875
                                                                   -------------------
                                                                            1,293,722
                                                                   -------------------

                      STATEMENT OF INVESTMENTS - CONTINUED









                                                    NO. OF               MARKET
                                                    SHARES               VALUE
                                               -----------------    -----------------
  FOOD (2.5%)
   Brinker International, Inc. (A)                        7,200   $          172,800
   Dean Foods Co.                                         3,200              127,200
   Flowers Industries, Inc.                               4,800               76,500
   Hormel Foods                                           5,600              227,500
   IBP, Inc.                                              8,400              151,200
   McCormick & Co.                                        5,000              148,750
   Starbucks Corp. (A)                                    7,600              184,538
   Suiza Foods Co. (A)                                    5,000              198,125
   Tyson Foods, Inc.                                     14,300              232,375
   U.S. Foodservice, Inc. (A)                             9,500              159,125
                                                                  -------------------
                                                                           1,678,113
                                                                  -------------------
  GAMING (0.3%)
   Park Place Entertainment (A)                          13,700              171,250
                                                                  -------------------

  HEALTHCARE (1.9%)
   Beckman Coulter, Inc.                                  4,700              239,112
   Express Scripts, Inc. (A)                              2,300              147,703
   Health Management
     Associates, Inc. (A)                                11,775              157,491
   Minimed, Inc. (A)                                      1,600              117,300
   PacifiCare Health Systems (A)                          2,300              121,972
   Trigon Healthcare, Inc. (A)                            5,300              156,350
   Ventiv Health, Inc. (A)                                1,733               15,976
   VISX, Inc.  (A)                                        5,300              274,441
                                                                  -------------------
                                                                           1,230,345
                                                                  -------------------
  HOME CONSTRUCTION (0.1%)
   Clayton Homes, Inc.                                    6,337               58,221
                                                                  -------------------

  INDEPENDENT ENERGY (0.2%)
   Noble Affiliates, Inc.                                 3,000               64,313
   Santa Fe Snyder Corp. (A)                              9,800               78,400
                                                                  -------------------
                                                                             142,713
                                                                  -------------------
  INDUSTRIAL (2.9%)
   Cintas Corp.                                           5,400              286,707
   Convergys Corp. (A)                                    8,100              249,075
   Herman Miller, Inc.                                    5,600              128,625
   Hillenbrand Industries, Inc.                           1,500               47,531
   Minerals Technologies, Inc.                            1,800               72,112
   Modis Professional Services, Inc. (A)                 11,100              158,175
   Novellus Systems, Inc. (A)                             2,800              343,088
   Pentair, Inc.                                          3,700              142,450
   SPX Corp. (A)                                          1,600              129,300
   Teleflex, Inc.                                         3,700              115,856
   UCAR International, Inc. (A)                           2,400               42,750
   Viad Corp.                                             6,000              167,250
                                                                  -------------------
                                                                           1,882,919
                                                                  -------------------
  INSURANCE (1.6%)
   Ambac Financial Group, Inc.                            4,400              229,625
   Hartford Life, Inc.                                    2,000               88,000
   Old Republic International Corp.                       6,250               85,156
   Oxford Health Plans, Inc. (A)                          4,200               53,419
   PMI Group, Inc.                                        4,900              239,181
   Protective Life Corp.                                  4,700              149,519
   Reliastar Financial Corp.                              5,000              195,938
                                                                  -------------------
                                                                           1,040,838
                                                                  -------------------
  LODGING (0.3%)
   Mandalay Resort Group (A)                             10,400              209,300
                                                                  -------------------

  MEDIA CABLE (1.3%)
   Cox Communications, Inc. (A)                           1,989   $          102,433
   Media General, Inc.                                    2,900              150,800
   Univision Communications, Inc. (A)                     5,700              582,469
                                                                  -------------------
                                                                             835,702
                                                                  -------------------
  MEDIA NON-CABLE (2.1%)
   A.H. Belo Corp.                                        8,500              162,031
   Chris Craft Industries, Inc. (A)                       1,800              129,825
   Hispanic Broadcasting Corp. (A)                        2,600              239,769
   Houghton Mifflin Co.                                   4,300              181,406
   Pixar, Inc. (A)                                        1,600               56,550
   Readers Digest Association, Inc.                       5,200              152,100
   Snyder Communications                                  5,200              100,100
   Snyder Communications (A)                              1,300               15,966
   Washington Post Co.                                      610              339,084
                                                                  -------------------
                                                                           1,376,831
                                                                  -------------------
  METALS (0.3%)
   Ryerson Tull, Inc.                                     8,500              165,219
                                                                  -------------------

  NATURAL GAS DISTRIBUTORS (0.8%)
   KeySpan Corp.                                         10,000              231,875
   MCN Energy Group, Inc.                                 2,800               66,500
   National Fuel Gas Co.                                  4,700              218,550
                                                                  -------------------
                                                                             516,925
                                                                  -------------------
  OIL FIELD (2.2%)
   BJ Services Co. (A)                                    3,700              154,706
   Ensco International, Inc.                              7,600              173,850
   Global Marine, Inc. (A)                                8,900              147,963
   Nabors Industries, Inc. (A)                            7,500              232,031
   Noble Drilling Corp. (A)                               6,900              225,975
   Smith International, Inc. (A)                          2,600              129,188
   Tidewater, Inc.                                        3,000              108,000
   Varco International, Inc. (A)                          4,100               41,769
   Weatherford International, Inc. (A)                    5,500              219,656
                                                                  -------------------
                                                                           1,433,138
                                                                  -------------------
  PAPER (1.4%)
   Bowater, Inc.                                          2,500              135,781
   Consolidated Papers, Inc.                              7,600              241,775
   Georgia-Pacific Group                                  7,700              189,612
   P. H. Glatfelter Co.                                   4,200               61,163
   Reynolds & Reynolds Co.                                8,700              195,750
   Sonoco Products Co.                                    4,750              108,063
                                                                  -------------------
                                                                             932,144
                                                                  -------------------
  PHARMACEUTICALS (3.5%)
   Bergen Brunswig Corp.                                 13,100              108,894
   Chiron Corp. (A)                                       9,900              419,204
   Forest Labs, Inc. (A)                                  5,400              331,762
   Genzyme Corp. (A)                                      5,200              233,675
   Gilead Sciences, Inc. (A)                              2,200              118,937
   ICN Pharmaceuticals, Inc.                              4,200              106,313
   Medimmune, Inc. (A)                                    4,000              663,250
   Millennium Pharmaceuticals (A)                         1,700              207,241
   Sepracor, Inc. (A)                                     1,500              149,062
                                                                  -------------------
                                                                           2,338,338
                                                                  -------------------

                      STATEMENT OF INVESTMENTS - CONTINUED





                                                   NO. OF                MARKET
                                                   SHARES                VALUE
                                               ----------------     -----------------
  RAILROADS (0.2%)
   Trinity Industries                                    4,500   $           127,969
                                                                 --------------------

  REFINING (0.6%)
   Murphy Oil Corp.                                      2,300               131,962
   Tosco Corp.                                           3,300                89,719
   Ultramar Diamond Shamrock Corp.                       7,200               163,350
                                                                 --------------------
                                                                             385,031
                                                                 --------------------
  RETAILERS (4.7%)
   Abercrombie & Fitch Co. (A)                           8,000               213,500
   American Outfitters, Inc. (A)                         2,900               130,500
   Apollo Group, Inc. (A)                                3,900                78,122
   Barnes & Noble, Inc. (A)                              3,200                66,000
   Bed Bath & Beyond, Inc. (A)                           2,700                93,572
   BJs Wholesale Club, Inc. (A)                          6,700               244,550
   Callaway Golf Co.                                    11,700               206,944
   CDW Computer Centers, Inc. (A)                        1,300               102,172
   Dollar Tree Stores (A)                                2,600               125,856
   Family Dollar Stores, Inc.                           15,400               251,212
   Leggett & Platt, Inc.                                 4,200                90,037
   Meritor Auto Co.                                      7,700               149,187
   OfficeMax, Inc. (A)                                  10,180                55,990
   Ross Stores, Inc.                                     9,900               178,819
   Saks, Inc. (A)                                       12,000               186,750
   Sothebys Holdings, Inc.                               4,900               147,000
   Tiffany & Co.                                         5,100               455,175
   Westwood One, Inc. (A)                                2,800               212,800
   Williams-Sonoma, Inc. (A)                             3,100               142,600
                                                                 --------------------
                                                                           3,130,786
                                                                 --------------------
  SERVICES (5.3%)
   Altera Corp. (A)                                      9,500               470,844
   Biogen, Inc. (A)                                      8,400               709,538
   Cadence Design Systems, Inc. (A)                     10,650               255,600
   Concord EFS, Inc. (A)                                 8,900               228,897
   Informix Corp. (A)                                   24,100               276,398
   International Speedway                                1,300                65,041
   Lincare Holdings, Inc. (A)                            6,100               211,785
   Manpower, Inc.                                        6,200               233,275
   Pall Corp.                                            4,200                90,563
   Robert Half International, Inc. (A)                   7,900               225,644
   Stryker Corp.                                         4,700               327,237
   Sungard Data Systems, Inc. (A)                        5,800               137,750
   Sybron Corp. (A)                                      5,600               138,250
   Xilinx, Inc. (A)                                      2,200               100,031
                                                                 --------------------
                                                                           3,470,853
                                                                 --------------------
  SUPERMARKETS (0.3%)
   Hannaford Brothers Co.                                3,200               221,800
                                                                 --------------------

  TRANSPORTATION (0.8%)
   Airborne Freight Corp.                                9,273    $          204,006
   CNF Transportation                                    4,300               148,350
   GATX Corp.                                            5,300               178,875
                                                                 --------------------
                                                                             531,231
                                                                 --------------------
  TECHNOLOGY (19.8%)
   American Power Conversion Corp. (A)                  13,900               366,179
   Analog Devices, Inc. (A)                              1,200               111,600
   Arrow Electronics, Inc. (A)                           6,900               175,088
   Atmel Corp. (A)                                      14,200               420,232
   Avnet, Inc.                                           2,300               139,150
   Checkfree Holdings Corp. (A)                          3,300               347,325
   Cirrus Logic, Inc. (A)                                9,700               128,829
   Compuware Corp. (A)                                   2,800               104,213
   Comverse Technology, Inc. (A)                         1,050               151,955
   Cypress Semiconductor (A)                             9,100               294,612
   Fiserv, Inc. (A)                                      3,825               146,306
   Imation Corp. (A)                                     4,700               157,744
   Integrated Device
   Technologies, Inc. (A)                                8,500               246,235
   Intuit, Inc. (A)                                     12,000               718,876
   Jabil Circuit, Inc. (A)                               4,200               306,600
   J D Edwards & Co. (A)                                 2,300                68,784
   Legato Systems, Inc. (A)                              4,900               337,028
   Lexmark International
   Group, Inc. (A)                                         900                81,450
   Linear Technology Corp.                               6,800               486,625
   Mark IV Industries, Inc.                              5,000                88,438
   Maxim Integrated Products (A)                        14,800               697,913
   Microchip Technology, Inc. (A)                        2,700               185,203
   Molex, Inc.                                           1,800               101,981
   NCR Corp. (A)                                         6,200               234,825
   Networks Associates, Inc. (A)                         5,000               133,282
   Nova Corp.                                            5,900               186,219
   Qlogic Corp. (A)                                      2,600               415,756
   Quantum Corp. (A)                                     9,700               146,712
   QUALCOMM, Inc. (A)                                      800               140,875
   Rational Software Corp. (A)                           6,500               319,922
   Safeguard Scientifics, Inc. (A)                         600                97,238
   Sanmina Corp. (A)                                     4,000               398,500
   SCI Systems, Inc. (A)                                 4,700               386,281
   Siebel Systems, Inc. (A)                             12,200             1,026,325
   Sterling Commerce, Inc. (A)                           3,000               102,188
   Storage Technology Corp. (A)                          5,000                92,188
   Symantec Corp. (A)                                    2,100               123,309
   Symbol Technologies, Inc.                             5,700               362,306
   SynopSystems, Inc. (A)                                2,700               179,803
   Technology Data Corp. (A)                             2,600                70,606
   Veritas Software Corp. (A)                           14,400             2,060,551
   Vishay Intertechnology, Inc. (A)                      8,125               256,953
   Vitesse Semiconductor Corp. (A)                       9,000               471,657
                                                                 --------------------
                                                                          13,067,862
                                                                 --------------------

                      STATEMENT OF INVESTMENTS - CONTINUED





                                                    NO. OF               MARKET
                                                    SHARES               VALUE
                                               -----------------    -----------------
  TELECOMMUNICATIONS (2.1%)
   Adtran, Inc. (A)                                       3,100   $          159,747
   Broadwing, Inc.                                       12,800              472,000
   CenturyTel, Inc.                                       2,925              138,572
   Qwest Communications
     International (A)
   Telephone & Data Systems, Inc.                         3,200              403,200
   Winstar Communications, Inc. (A)                       1,100               82,706

                                                                  -------------------
                                                                           1,380,835
                                                                  -------------------
  TEXTILE (0.6%)
   Jones Apparel Group, Inc. (A)                          7,300              198,013
   Shaw Industries, Inc.                                  7,100              109,606
   Westpoint Stevens, Inc.                                5,200               91,000
                                                                  -------------------
                                                                             398,619
                                                                  -------------------
  TOBACCO (0.2%)
   R.J.  Reynolds Tobacco
     Holdings, Inc.                                       5,400               95,175
   Universal Corp.                                        1,600               36,500
                                                                  -------------------
                                                                             131,675
                                                                  -------------------
  UTILITIES (0.1%)
   IPALCO Enterprises, Inc.                               4,500               76,781
                                                                  -------------------


   TOTAL COMMON STOCKS
    (COST $44,502,785)                                                    50,411,439
                                                                  -------------------

                                                  PRINCIPAL
                                                    AMOUNT
                                               -----------------
SHORT-TERM INVESTMENTS (23.6%)

  COMMERCIAL PAPER (22.0%)
   Federal Home Loan Mortgage Corp.,
    5.72% due March 16, 2000                $         3,000,000            2,991,198
   GE Capital Corp.,
    6.13% due February 10, 2000                       2,500,000            2,483,990
   Household Financial Corp.,
    4.06% due January 3, 2000                           903,000              902,799
   J.P. Morgan & Company,
    6.10% due February 7, 2000                        2,500,000            2,485,195
   Merrill Lynch & Co., Inc.,
    6.11% due February 24, 2000                       2,500,000            2,478,292
   Morgan Stanley Dean Witter & Co.,
    6.41% due February 28, 2000                       1,915,000            1,897,110
   Pacific Gas & Electric Co.,
    6.48% due January 31, 2000                        1,250,000            1,243,994
                                                                  -------------------
                                                                          14,482,578
                                                                  -------------------
 U.S. TREASURY (1.6%)
   United States of America Treasury,
    5.17% due March 16, 2000 (B)                        300,000              296,356
   United States of America Treasury,
    4.81% due April 27, 2000 (B)                        775,000              761,928
                                                                  -------------------
                                                                           1,058,284
                                                                  -------------------
    TOTAL SHORT-TERM
     INVESTMENTS (COST $15,539,086)                                       15,540,862
                                                                  -------------------

                                                   NOTIONAL
                                                    VALUE
                                               -----------------
FUTURES CONTRACTS (0.0%)

   S&P 400 Mid Cap Index,
    Exp. March, 2000 (C)                    $        15,271,100                    -
                                                                  -------------------

    TOTAL INVESTMENTS (100%)
     (COST $60,041,871) (D)                                       $       65,952,301
                                                                  ===================


NOTES

(A)     Non-income Producing Security.

(B) Par value of $900,000 pledged to cover margin deposits on futures contracts.

(C) As more fully discussed in Note 1 to the financial statements, it is Account TAS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account TAS uses futures contracts as a substitute for holding individual securities.

(D) At December 31, 1999, net unrealized appreciation for all securities was $5,910,430. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $4,830,874 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $10,741,304.

                        See Notes to Financial Statements

                          INDEPENDENT AUDITORS' REPORT

To the Board of Managers and the Owners of Variable Annuity Contracts of The Travelers Timed Aggressive Stock Account for Variable Annuities:

We have audited the accompanying statement of assets and liabilities of The Travelers Timed Aggressive Stock Account for Variable Annuities, including the statement of investments, as of December 31, 1999, and the related statements of operations, changes in net assets and the selected per unit data and ratios for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The accompanying statement of changes in net assets for the year ended December 31, 1998 and selected per unit data and ratios for each of the years in the four-year period ended December 31, 1998 were audited by other auditors whose report thereon dated February 15, 1999, expressed an unqualified opinion on that statement of changes in net assets and those selected per unit data and ratios.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investment securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Timed Aggressive Stock Account for Variable Annuities as of December 31, 1999, and the results of its operations, changes in net assets and the selected per unit data and ratios for the year then ended, in conformity with generally accepted accounting principles.

                                  /s/ KPMG LLP

Hartford, Connecticut
February 18, 2000

                               Investment Advisers
                              ---------------------
                   THE TRAVELERS INVESTMENT MANAGEMENT COMPANY
                              Hartford, Connecticut
   THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
       THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES
       THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES

                             Independent Accountants
                             -----------------------
                                    KPMG LLP
                              Hartford, Connecticut

                                    Custodian
                              ----------------------
                         THE CHASE MANHATTAN BANK, N.A.
                               New York, New York

This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, or The Travelers Timed Aggressive Stock Account for Variable Annuities. It should not be used in connection with any offer except in conjunction with the Universal Annuity Prospectus which contains all pertinent information, including the applicable sales commissions.




VG-182 (Annual) (12-99) Printed in U.S.A.